UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


             Date of Report (Date of earliest reported): May 11, 2005


                      EARTHFIRST TECHNOLOGIES, INCORPORATED
                      -------------------------------------
               (Exact name of registrant as specified in charter)



    Florida                        000-23897                  59-3462501
    -------                        ---------                  ----------
(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                 File Number)            Identification No.)



               2515 E Hanna Ave., Tampa, Florida               33610
               ---------------------------------               -----
               (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (813) 238-5010


                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition

      On May 16, 2005, EarthFirst Technologies, Incorporated (the "Company") announced its operating results for the first quarter ended March 31, 2005. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      At a meeting of the Board of Directors of the Company, held on May 11, 2005, John D. Stanton resigned as the Chief Executive Officer and Chief Financial Officer of the Company, but will remain as the Chairman of the Board of Directors. Subsequent to the foregoing resignation, Leon Toups, who is the Company's President, was appointed as the Chief Executive Officer of the Company and Frank W. Barker, Jr. was appointed as the Chief Financial Officer of the Company.

      Mr. Barker is a Certified Public Accountant licensed to practice in the State of Florida, and has been in practice since 1978. He was co-founder of the accounting firm of Peel, Barker, Schatzel & Wells, PA in 1979, and went on to form the consulting firm of Frank W. Barker, Jr., CPA in 1993. Mr. Barker has been providing assistance to the Company as an independent consultant since May of 2000. From 1993 until the present Mr. Barker has also been providing services as an independent consultant to various other entities in connection with their design and implementation of reorganization strategies. Mr. Barker received a B.A. in Accounting and Finance from the University of South Florida, Tampa, Florida in 1978.

Item 7.01   Regulation FD Disclosure

      On May 11, 2005, the Company announced that its subsidiary entered into a letter of intent with Hensel Phelps Construction Co. for a project valued at $5,952,000. A copy of the press release that discusses this matter is filed as
Exhibit 99.2 to, and incorporated by reference in, this report. On May 13, 2005, the Company announced that its subsidiary was awarded a contract by Emerald Bay, Ltd. for a project valued at approximately $1,200,000. A copy of the press release that discusses this matter is filed as Exhibit 99.3 to, and incorporated by reference in, this report. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided in its press releases. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

        99.1 Press Release, dated May 16, 2005, issued by EarthFirst Technologies, Incorporated.
        99.2 Press Release, dated May 11, 2005, issued by EarthFirst Technologies, Incorporated.
        99.3 Press Release, dated May 13, 2005, issued by EarthFirst Technologies, Incorporated.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EARTHFIRST TECHNOLOGIES, INCORPORATED



Date:  May 16, 2005                 /s/ Leon Toups
                                    ------------------------
                                    Leon Toups
                                    President and Chief Executive Officer

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